UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2007

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26281	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Indemnification Agreements

On February 22, 2007, Red Hat, Inc. (the “Company”) entered into indemnification agreements with each member of its Board of Directors and its executive officers. The Company currently expects that it will enter into indemnification agreements in substantially the same form with any future directors and executive officers.

In general, the indemnification agreements provide that the Company will, to the fullest extent permitted by law, and subject to certain limitations and exceptions, indemnify the indemnitee against expenses, judgments, fines, penalties and amounts paid in settlement that may be incurred in connection with the defense or settlement of threatened, pending or completed proceedings to which the indemnitee becomes subject in connection with his or her service as director or officer of the Company or in connection with other services performed by him or her at the request of the Company (such as service as a director of a subsidiary of the Company).

The indemnification agreements provide for indemnification rights regarding both third-party claims and proceedings brought by or in the right of the Company. In addition, the indemnification agreements provide for the advancement of expenses incurred by the indemnitee under certain circumstances. The indemnification agreements are not exclusive of any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the charter or bylaws of the Company, a separate agreement with the Company, or applicable law.

The foregoing summary of the indemnification agreements is qualified in its entirety by reference to the provisions of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

(e) Amendments to Certain Agreements and Change in Control Severance Policy for Executive Officers

On February 22, 2007, the Compensation Committee of the Company’s Board of Directors approved revisions to (i) the form of Restricted Stock Agreement (the “RSA Form”) that the Company expects to use for future grants of restricted stock to executive officers under the Red Hat, Inc. 2004 Long-Term Incentive Plan (the “Plan”), (ii) the form of Non-Qualified Stock Option Agreement for Executive Employees (the “SOA Form”) that the Company expects to use for future grants of non-qualified stock options to executive officers under the Plan, (iii) a form of amendment (the “Amendment”) that the Company expects to use to amend or supersede, as the case may be, existing agreements between the Company and its executive officers relating to restricted stock and stock option awards (the “Existing Award Agreements”) and (iv) the Company’s Senior Management Change in Control Severance Policy (the “Policy”), under which severance benefits will be provided to eligible executive officers of the Company in the event their employment terminates under certain conditions within one year following a “Change in Control” (as defined in the Policy). The revisions to the RSA Form, the SOA Form, the Existing Award Agreements and the Policy are intended to conform the change in control provisions therein with revised change in control provisions summarized below.

Under the revised change in control provisions, if an executive officer’s restricted stock or stock option grants are assumed or converted in connection with a “Change in Control,” and if the executive officer’s business relationship with the Company or its successor is terminated within one year after the Change in Control without “Good Cause” by the Company or its successor or with “Good Reason” by the executive officer, then unvested restricted stock and stock option grants would vest. If an executive officer’s restricted stock is not assumed or converted in connection with a Change in Control, then the restricted stock would be treated as vested immediately prior to the Change in Control. If an executive officer’s stock option grants are not assumed or converted in connection with a Change in Control, then the executive would receive a lump sum cash payment in an amount based in part on the fair market value of the shares underlying the stock option grant on the day preceding the Change in Control.

For purposes of the revised change in control provisions, the definitions of certain defined terms are summarized below.

“Change in Control” means (i) subject to certain exceptions, incumbent directors ceasing to constitute a majority of the members of the Company’s Board of Directors, (ii) subject to certain exceptions, a person or entity acquiring beneficial ownership of 35% or more of the Company’s voting securities, (iii) the consummation of a business combination such as a merger that meets certain requirements, (iv) stockholder approval of a plan to liquidate the Company or the consummation of a sale of all or substantially all of the Company’s assets or (v) the occurrence of any other event that the Company’s Board of Directors determines constitutes a Change in Control.

“Good Cause” means (i) the conviction of the executive officer of, or plea of nolo contendere by the executive officer to, a felony, (ii) willful misconduct by the executive officer resulting in material harm to the Company, (iii) fraud, embezzlement, theft or dishonesty by the executive officer against the Company or any subsidiary or repeated and continuing failure to substantially perform the executive officer’s duties with the Company after written notice of such failure to perform, resulting in any case in material harm to the Company or (iv) the executive officer’s material breach of any term of confidentiality and/or non-competition agreements with the Company.

“Good Reason” means (i) a reduction by the Company or its successor of more than 10% in the executive officer’s rate of annual base salary or annual target bonus opportunity, (ii) a significant and substantial reduction of the executive officer’s responsibilities and authority, (iii) a material adverse change in the executive officer’s reporting relationship or (iv) any requirement that the executive officer be based anywhere more than fifty (50) miles from the executive officer’s primary office location at the time of the Change in Control.

The foregoing description of the revised change in control provisions, as well as the summary of the Amendment and the revisions to the RSA Form, the SOA Form and the Policy, do not purport to be complete and are qualified in their entirety by the provisions of (i) the Form of Restricted Stock Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein, (ii) the Form of Non-Qualified Stock Option Agreement for Executive Employees filed as Exhibit 10.3 hereto and incorporated by reference herein, (iii) the Form of Amendment to Equity Awards filed as Exhibit 10.4 hereto and incorporated by reference herein and (iv) the terms of the Senior Management Change in Control Severance Policy filed as Exhibit 10.5 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Indemnification Agreement

10.2	Form of Restricted Stock Agreement

10.3	Form of Non-Qualified Stock Option Agreement for Executive Employees

10.4	Form of Amendment to Equity Awards

10.5	Senior Management Change in Control Severance Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

Date: February 28, 2007	By:	/s/ Charles E. Peters, Jr.
Charles E. Peters, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement

10.2	Form of Restricted Stock Agreement

10.3	Form of Non-Qualified Stock Option Agreement for Executive Employees

10.4	Form of Amendment to Equity Awards

10.5	Senior Management Change in Control Severance Policy